OP-TECH ENVIRONMENTAL SERVICES, INC.
                            (A DELAWARE CORPORATION)
                               _____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  DECEMBER 4, 2002

To the Stockholders of

                     OP-TECH ENVIRONMENTAL SERVICES, INC.

The Annual Meeting of Stockholders of OP-TECH Environmental Services, Inc. (the "Corporation") will be held at the offices of the Corporation, 6392 Deere Rd., Syracuse, New York on December 4, 2002 at 12:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the attached Information Statement:

(1) The election of five directors;

(2) To ratify the appointment of Dannible & McKee, LLP as independent auditors of the Corporation;

(3) To ratify the adoption of the OP-TECH Employee Stock Option Plan; and,

(4) To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on October 18, 2002 are the only stockholders entitled to notice of and to vote at the Annual Stockholders Meeting. The list of such stockholders will be available for inspection by stockholders during the ten (10) days prior to the meeting in accordance with Section 219 of the Delaware General Corporation Law at the offices of the Corporation, 6392 Deere Road, Syracuse, New York 13206. Stockholders may make arrangements for such inspection by contacting the Treasurer, Douglas Lee, of OP-TECH Environmental Services, Inc., 6392 Deere Road, Syracuse, New York 13206. The stock transfer books of the Corporation will not be closed.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO
SEND US A PROXY.

                                        By Order of the Board of Directors,

                                        Douglas R. Lee
                                        Treasurer
October 21, 2002

Requests for additional copies of the Information Statement should be addressed to the Treasurer, OP-TECH Environmental Services, Inc., 6392 Deere Road, Syracuse, New York 13206

                       OP-TECH Environmental Services, Inc.
                                 6392 Deere Road
                             Syracuse, New York 13206
                                _________________


                             INFORMATION STATEMENT

                               ___________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                December 4, 2002

This Information Statement is furnished by the Board of Directors of OP-TECH Environmental Services, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on December 4, 2002. The Board of Directors has fixed October 18, 2002, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting ("Record Date"). It is anticipated that this Information Statement and the enclosed Notice will be mailed to stockholders of record on or about
November 6, 2002.

             MANAGEMENT OF THE COMPANY IS NOT SOLICITING PROXIES FOR THIS MEETING AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

O'Brien & Gere Limited, M&T Bank, Robert J. Berger and Richard Messina together own an aggregate of approximately 51% of the issued and outstanding shares of Common Stock of the Company and have consented in writing that they will vote their shares in favor of the election as directors of the nominees set forth herein, the ratification of the appointment of Dannible & McKee, LLP as the Company's independent auditor, and in favor of the adoption of the OP-TECH Stock Option Plan.

The Annual Report on Form 10-K of the Company, including financial statements for the year ended December 31, 2001, is enclosed herewith, but without exhibits as filed with the Securities and Exchange Commission. Any stockholder may, by written request directed to the Secretary, OP-TECH Environmental Services, Inc., 6392 Deere Road, Syracuse, New York 13206, request a copy of one or more exhibits thereto, in which case, the Company's reasonable expenses of furnishing such exhibits may be charged.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements which can sometimes be identified by the use of forward-looking words such as "may," "will," "anticipate," "plan," "estimate," "expect" or "intend" or comparable terminology. These statements are subject to known and unknown risks, uncertainties and other factors, including, but not limited to, the Company's limited operating history, that could cause actual results to differ materially from those contemplated by the statements. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's public filings with the Securities and Exchange Commission (the "SEC") and press releases. Certain of such filings may be accessed through the SEC=s web site, http://www.sec.gov.

                         OTHER AVAILABLE INFORMATION

The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, is required to file reports and other information with the SEC relating to its business, financial condition and other matters. Information as of particular dates concerning the Company's directors and officers, their remuneration (if any), the principal holders of the Company's securities and any material interest of such persons in transactions with the Company is required to be disclosed in proxy statements distributed to the Company's stockholders or other reports filed with the SEC. Such reports, proxy statements and other information should be available for inspection at the public reference facilities of the SEC located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located in the Citicorp Center, 500 West Madison Street (Suite 1400), Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies should be obtainable, by mail, upon payment of the SEC's customary charges, by writing to the SEC's principal office at 450
Fifth Street, N.W., Washington, D.C. 20549. Such material should also be available through the Internet at the SEC's website. Such documents may also be requested from the Company at its offices located at 6392 Deere Road, Syracuse, New York 13206.

                       DISSENTERS' RIGHT OF APPRAISAL

The New York General Corporation Law does not provide for dissenter's rights of appraisal in connection with the corporate actions contemplated herein.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

All the voting power of the Company is vested in its common stock. At the Record Date, 15,318,787 shares of common stock, par value $.01 per share, were outstanding. Each share of common stock is entitled to one vote.

Set forth below is information concerning the ownership as of the Record Date of the common stock of the Company by persons who, to the knowledge of the Board of Directors, beneficially own more than five (5%) percent of the outstanding shares of common stock of the Company and executive officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock.

Name and Address              Number of Shares of Common
of Beneficial Owner           Stock Beneficially Owned     Percentage of Class
-------------------------     --------------------------   -------------------
Richard Messina                     3,697,851 (1)                     24%
340 E. 93rd St., Apt. L-M
New York, NY 10128

M&T Bank                            2,811,070                         18%
101 S. Salina Street
Syracuse, NY 13202

O'Brien & Gere Limited              1,574,100 (2)                     10%
5000 Brittonfield Parkway
East Syracuse, NY 13057

Cede & Co.                          1,442,369                          9%
PO Box 222
Bowling Green Station
New York, NY 10274

Robert Berger   (3)                 1,020,000                          7%
121 Shirley Rd.
Syracuse, NY 13224

United Investment Holding Ltd.      1,000,000                          7%
C/O Investaag
Hardstrasse 4
CH-4127 Birsfelden
Switzerland

Kevin Eldred                          835,000                          5%
1007 Overlook Terrace
Cazenovia, NY 13035

All Executive Officers and
Directors as a Group (7 persons)    1,566,995                         10%

(1) As reported by Mr. Messina pursuant to the form 13-D filed by him with the SEC on August 6, 2002.

(2)	Through March 24, 2003, O'Brien & Gere Limited ("Limited") has agreed (a)
to vote its shares to elect up to 2 nominees of M&T Bank to the Board of Directors, and (b) should Limited sell shares of the Company, it will not do so at a faster rate than M&T Bank, should they elect to sell shares.

(3)	Director.

                             ELECTION OF DIRECTORS
NOMINEES

Five Directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.

In October of 2002, the Company's Board of Directors formed an Audit Committee which will be responsible for appointing, compensating and overseeing the Company's outside auditors (who will report directly to the Audit Committee) including the resolution of any disagreements between management and the outside auditor regarding financial reporting. The Audit Committee will also establish procedures for processing complaints received by the Company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing practices. The initial members of the Audit Committee are Messrs. Cornelius Murphy and Richard Elander. There have been no meetings of the Audit Committee to date.

As of the date hereof the Board of Directors have not formed either compensation or nomination committees.

The following table sets forth certain information furnished to the Company regarding the persons who are nominees for the election as directors of the Company.



Name, Age,
Principal Occupation

Year
First
Elected

Certain Other Information

Robert J. Berger (56)
Director and Chairman of the
Board

1998

Mr. Berger has served in his present position as Director since November 1998, and as Chairman of the Board since February 2000. Mr. Berger was employed in various positions for OnBank from 1978 through March
31, 1998, his last position being Senior Vice President,
Treasurer, and Chief Financial Officer. From April through August 1998, he served as consultant to M&T
Bancorp. pursuant to its merger agreement with OnBank. Since August 1998, he has been an Adjunct
Professor at LeMoyne College. From August 1998 through June 2002, he served as Director of the Madden
Institute of Business Education at LeMoyne College in
Syracuse, New York.  Mr. Berger is also Chairman,
President, and Chief Executive Officer of St. Lawrence
Industrial Services, Inc.



Richard L. Elander (61)
Director

1991

Mr. Elander has served in his present position as a Director since November of 1991. He served as Vice
President and General Manager from June 1994 to
December 1996.  He also served as Chief Executive
Officer from November 1991 to June 1994.  Mr.
Elander served as a Director of O'Brien & Gere Limited from August 1991 to September 1995. From 1983 to
1995, Mr. Elander served as President of OBG
Operations. Mr. Elander currently operates his own construction management consulting business, and he has been appointed to the position of Onondaga County
Department of Water Environment Protection
Commissioner.

Cornelius B. Murphy, Jr. (58)

Director

1991

Dr. Murphy has served in his current position since
November 1991.  He previously served as the
Company's President from June 1994 to December
1996 and as Chairman of the Board from November of
1991 to June 1994.  Dr. Murphy has been a director of
O'Brien & Gere Limited since 1985 and O'Brien &
Gere Engineers, Inc. from 1982 to date.   Dr. Murphy
served as President of O'Brien & Gere Engineers from
1992 to 1997. From 1982 to 1992, he served as President of O'Brien & Gere Technical Services, Inc.
Dr. Murphy also served as Chairman of the Board of O'Brien & Gere Limited from April 1999 to May 2000, and as Chief Scientist of O'Brien & Gere Engineers from January 1998 to December 1999. Dr. Murphy currently serves as President of the State University of New York College of Environmental Science and
Forestry, which is located in Syracuse, New York.



Steven A. Sanders (57)
Director

1991

Mr. Sanders has served in his present position as a Director since 1991. Since January 1, 2001, he has been of counsel to the law firm of Spitzer & Feldman P.C.
Mr. Sanders served as a partner in the law firm of Beckman, Millman & Sanders LLP from October 1997 to December 2000 and has also been President of the Law Office of Steven A. Sanders P.C. since 1992.


Christopher J. Polimino (36)
Director

2002

Mr. Polimino was named Chief Executive Officer in
January 2001, and has been President of the Company since January 2000. He has been with the Company since December of 1994 and has previously served as Executive Vice President, General Manager, and
Controller.

Each director has served continuously since he was first elected.

The Board of Directors held five meetings during the last calendar year. All of the directors attended more than 75% of the total number of meetings held by the Board of Directors.

The following table sets forth certain information furnished to the Company regarding the beneficial ownership of the Company's common stock at October 21, 2002 by each director and nominee for election as director. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock. Each of the following individuals is currently a director of the Company.

Name and Address         Number of Shares of Common
of Beneficial Owner      Stock Beneficially Owned          Percentage of Class
-------------------      --------------------------        -------------------

Robert J. Berger                1,020,000                           7%

Richard L. Elander                409,565                           3%

Steven A. Sanders                  25,552(1)                       <1%

Cornelius B.Murphy, Jr.             1,424                          <1%

Christopher J. Polimino            60,454                          <1%

All Directors as a Group        1,516,995                          10%


(1) Includes 200 shares, which are owned by Mr. Sanders' wife as custodian for his son, as to which Mr. Sanders disclaims beneficial ownership.

Executive Compensation

The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the fiscal year ended December 31, 2001, to the Company's Chief Executive Officer and the other most highly compensated executive officer.

                     Summary Compensation Table

                       Annual Compensation           Long Term Compensation
                                                         Awards   Payments

Name and                             Other Annual  # of    LTIP   All Other
Principal Position      Year Salary Compensation Options Payouts Compensation
------------------      ---- ------ ------------ ------- ------- ------------
Christopher J. Polimino 2001 $110,000 $12,500      -0-     -0-       -0-
CEO and President       2000 $100,000   -0-        -0-     -0-       -0-
                        1999 $ 90,000   -0-        -0-     -0-       -0-

Anthony Pongonis (1)    2001 $111,080   -0-        -0-     -0-       -0-
Executive Vice Pres.    2000 $106,542   -0-        -0-     -0-       -0-
                        1999 $107,220   -0-        -0-     -0-       -0-


(1) Anthony Pongonis was terminated on September 30, 2002

The Company has no formal deferred compensation or bonus plans. The Company has adopted an incentive compensation plan.

Directors of the Company are paid $1,000 for each meeting plus reimbursement for their actual expenses incurred in attending meetings.

The following table summarizes all executive officers and directors of the Company as of October 1, 2002:

Name                          Age         Position Held
---------------------         ---         ----------------------------------
Robert J. Berger               56         Director and Chairman of the Board
Richard L. Elander             61         Director
Cornelius B. Murphy, Jr.       58         Director
Steven A. Sanders              57         Director
Christopher J. Polimino        36         Director, President and CEO
Charles Morgan                 49         Chief Operating Officer
Douglas R. Lee                 31         Chief Financial Officer and Treasurer


Business Experience

See Election of Directors-Nominees for business experience for Messrs. Berger, Elander, Murphy, Sanders and Polimino.

Mr. Morgan was named Chief Operating Officer in August 2002 and has been President of OP-TECH AVIX, Inc., a wholly-owned subsidiary of the Company, since January 2002.

Mr. Lee was named Chief Financial Officer in August 2002 and Treasurer in December 2001, and has been Controller of the Company since March 2001. He previously worked as an Auditor for a public accounting firm from 1993 to 1999, and as Controller for a manufacturing company from 1999 to February 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


During 2001, the Company provided approximately $27,000 of remediation, sub-contract support, and project services to subsidiaries of O'Brien & Gere Limited, a shareholder. Services provided to O'Brien & Gere Limited subsidiaries were at competitive rates which were bid on a project by project basis.

The Company purchases technical, and consulting services from subsidiaries of O'Brien & Gere Limited, a shareholder. The costs for these services amounted to $43,000 in 2001.

Steven A. Sanders, a director of the Company, is of counsel to Spitzer & Feldman P.C., which provides professional services to the Company, and it is anticipated that it will continue to do so.

The Company purchases subcontract labor services from St. Lawrence Industrial Services, Inc., which is owned by Robert J. Berger, a director of the Company. The costs for these services amounted to approximately $886,000 in 2001.

             COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

To the Company's knowledge, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to the Company and written representations that no other reports were required, during the year ending December 31, 2001, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners have been met.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed the firm Dannible & McKee, LLP as independent auditors for the year ending December 31, 2002, subject to ratification by the stockholders at the Annual Meeting. Representatives of Dannible & McKee, LLP are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

                      ADOPTION OF STOCK OPTION PLAN

Management has adopted the Op-Tech Environmental Services, Inc. 2002 Omnibus Plan ("Plan") subject to ratification by the shareholders at the Annual Meeting. The Plan is intended to provide incentive to the Company's key employees and will be available for review by shareholders at the Annual Meeting. The following is a summary of the Plan.

General

Generally, the Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, however, that no amendment may be made increasing the aggregate number of shares of common stock with respect to which awards under the Plan may be granted, without the approval of the holders of a majority of the outstanding voting shares of the Company.

Summary of the Plan

The Board of Directors and the holders of a majority of the Company's common stock have authorized the adoption of the Plan in order to attract and retain qualified directors, officers, employees, consultants and advisors.
Qualified directors, officers, employees, consultants and advisors of the Company and its subsidiaries are eligible to be granted (a) stock options ("Options"), which may be designated as nonqualified stock options ("NQSOs") or incentive stock options ("ISOs"), (b) stock appreciation rights ("SARs"),
(c) restricted stock awards ("Restricted Stock"), (d) performance awards ("Performance Awards") or (e) other forms of stock-based incentive awards (collectively, the "Awards"). A director, officer, employee, consultant or advisor who has been granted an Option is referred to herein as an "Optionee" and a director, officer, employee, consultant or advisor who has been granted any other type of Award is referred to herein as a "Participant."

The purposes of the Plan are to enable the Company to provide additional incentives to its directors, officers, employees, consultants and advisors, to advance the interests of the Company and to enable the Company to attract qualified personnel in a competitive marketplace.

The following description of the Plan is only a summary; it does not purport to be a complete or detailed description of all of the provisions of the Plan. This summary is qualified by reference to the full terms of the Plan, a copy of which is attached hereto as Annex A.

                                 The Plan

The Omnibus Committee administers the Plan and has full discretion and exclusive power to (a) select the directors, officers, employees, consultants and advisors who will participate in the Plan and grant Awards to such directors, officers, employees, consultants and advisors, (b) determine the time at which such Awards shall be granted and any terms and conditions with respect to such Awards as shall not be inconsistent with the provisions of the Plan, and (c) resolve all questions relating to the administration of the Plan. Members of the Omnibus Committee receive no additional compensation for their services in connection with the administration of the Plan.

Those who are eligible to participate in the Plan are officers, management, other key employees and consultants and advisors of the Company and its subsidiaries as the Omnibus Committee may from time to time determine, provided that members of the Omnibus Committee shall be ineligible to participate in the Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934.

The Omnibus Committee may grant NQSOs or ISOs that are evidenced by stock option agreements. A NQSO is a right to purchase a specific number of shares of common stock during such time as the Omnibus Committee may determine, not to exceed ten years, at a price determined by the Omnibus Committee that, unless deemed otherwise by the Omnibus Committee, is not less than the fair market value of the common stock on the date the NQSO is granted. An ISO is an Option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). No ISOs may be granted under the Plan to an employee who owns more than 10% of the outstanding voting stock of the Company ("Ten Percent Stockholder") unless the option price is at least 110% of the fair market value of the common stock at the date of grant and the ISO is not exercisable more than five years after it is granted. In the case of an employee who is not a Ten Percent Stockholder, no ISO may be exercisable more than ten years after the date the ISO is granted and the exercise price of the ISO shall not be less than the fair market value of the common stock on the date the ISO is granted. Further, no employee may be granted ISOs that first become exercisable during a calendar year for the purchase of common stock with an aggregate fair market value (determined as of the date of grant of each ISO) in excess of $100,000. An ISO (or any installment thereof) counts against the annual limitation only in the year it first becomes exercisable.

The exercise price of the common stock subject to a NQSO or ISO may be paid in cash or, at the discretion of the Omnibus Committee, by a promissory note or by the tender of common stock owned by the Option holder or through a combination thereof. The Omnibus Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine. Options are generally exercisable in equal annual installments over a predetermined period. All installments that become exercisable are generally cumulative and may be exercised at any time after they become exercisable until the expiration of the term of the Option. The Omnibus Committee may provide for termination of an Option in the case of termination of employment or directorship or any other reason. If an Optionee retires or becomes disabled prior to totally exercising the Option, the Option agreement may provide that the Option may be exercised by for a period of 12 months after the date of such termination of employment by reason of retirement or disability. If an Optionee dies prior to totally exercising the Option, the Option agreement may provide that the Option may be exercised by (a) the Optionee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the Optionee's death not more than three years from the date of the Optionee's death.

An SAR is a right granted to a Participant to receive, upon surrender of the right, but without payment, an amount payable in cash. The amount payable with respect to each SAR shall be based on the excess, if any, of the fair market value of a share of common stock on the exercise date over the exercise price of the SAR, which will not be less than the fair market value of the common stock on the date the SAR is granted. In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of common stock on the date the SAR is granted.

Restricted Stock is common stock that is issued to a Participant at a price determined by the Omnibus Committee, which price per share may not be less than the par value of the common stock, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Omnibus Committee may determine.

A Performance Award granted under the Plan (a) may be denominated or payable to the Participant in cash, common stock (including, without limitation, Restricted Stock), other securities or other Awards and (b) shall confer on the Participant the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Omnibus Committee shall establish. Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Omnibus Committee.

The Omnibus Committee may grant Awards under the Plan that provide the Participants with the right to purchase common stock or that are valued by reference to the fair market value of the common stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Omnibus Committee (and may include terms contingent upon a change of control of the Company); provided that such Awards shall not be inconsistent with the terms and purposes of the Plan.

The Omnibus Committee determines the price of any such Award and may accept any lawful consideration.

The Omnibus Committee may at any time amend, suspend or terminate the Plan; provided, however, that (a) no change in any Awards previously granted may be made without the consent of the holder thereof and (b) no amendment (other than an amendment authorized to reflect any merger, consolidation, reorganization or the like to which the Company is a party or any reclassification, stock split, combination of shares or the like) may be made increasing the aggregate number of shares of the common stock with respect to which Awards may be granted or changing the class of persons eligible to receive Awards, without the approval of the holders of a majority of the outstanding voting shares of the Company.

In the event a Change in Control (as defined in the Plan) occurs, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any Optionee or Participant to the contrary, all Awards that have not expired and which are then held by any Optionee or Participant (or the person or persons to whom any deceased Optionee's or Participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

If the Company is a party to any merger, consolidation, reorganization or the like, the Omnibus Committee has the power to substitute new Awards or have the Awards be assumed by another corporation. In the event of a reclassification, stock split, combination of shares or the like, the Omnibus Committee shall conclusively determine the appropriate adjustments.

No Award granted under the Plan may be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and except in the case of the death or disability of an Optionee or a Participant, Awards shall be exercisable during the lifetime of the Optionee or Participant only by that individual.

No Awards may be granted under the Plan on or after January 2, 2012, but Awards granted prior to such date may be exercised in accordance with their terms.

The Plan and all Award agreements shall be construed and enforced in accordance with and governed by the laws of the State of New York.

As of October 17, 2002, no have been granted under the Plan.


                 United States Tax Consequences of Awards

The following summarizes the major United States tax consequences to United States individuals that are expected to occur in connection with Awards granted under the Plan.

                                   ISOS

An Optionee has no taxable income, and the Company is not entitled to a deduction, at the time of the grant of an Option. All Options that qualify under the rules of Section 422 of the Code will be entitled to ISO treatment. To receive ISO treatment, an Optionee must not dispose of the acquired common stock within two years after the ISO is granted or within one year after the ISO is exercised. In addition, the Optionee must have been an employee of the Company or any of its subsidiaries (or their predecessors) for the entire time from the date the ISO is granted until three months (one year if the Optionee is disabled) before the date of exercise. The requirement that the Optionee be an employee and the two-year and one-year holding periods are waived in the case of death of the Optionee. If all such requirements are met, no tax will be imposed upon exercise of the ISO, and any gain upon sale of the common stock will be entitled to capital gain treatment. The Optionee's gain on exercise (the excess of the fair market value of the common stock at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

If an Optionee does not meet the two-year and one-year holding requirements (a "disqualifying disposition"), tax will be imposed at the time of sale of the common stock. In such event the Optionee's gain on exercise of the ISO will be compensation to him taxed as ordinary income rather than capital gain to the extent the fair market value of the acquired common stock on the date of exercise of the ISO exceeds the aggregate exercise price paid for that common stock, and the Company will be entitled to a corresponding deduction at the time of sale. Any remaining gain on sale of that common stock (equal to the excess of the amount realized on the disqualifying disposition of that common stock over its fair market value on the date of exercise of the ISO) will be long-term capital gain if the Optionee held that common stock for more than one year. If the amount realized on the disqualifying disposition is less than the fair market value of the common stock on the date of exercise of the ISO, the total amount includible in the Optionee's gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the disqualifying disposition over the exercise price.

If the Optionee pays all or a portion of the exercise price of an ISO by tendering other shares of common stock he owns, then the following consequences occur. If the tendered shares of common stock were acquired by the Optionee through the prior exercise of an ISO (the "Prior ISO") and do not satisfy both the two-year and one-year holding requirements ("Disqualified Payment Shares"), then the tender by the Optionee of such shares constitutes a disqualifying disposition that will result in compensation to the Optionee taxed as ordinary income in an amount equal to the excess of the fair market value of such Disqualified Payment Shares, determined when the Prior ISO was exercised, over the exercise price previously paid for such Disqualified Payment Shares. Any appreciation that has occurred in the Disqualified Payment Shares that is not taxed to the Optionee as compensation income under the disqualifying disposition rules is not recognized as gain under Section 1036 of the Code. The number of shares of common stock received upon exercise of the ISO equal to the number of Disqualified Payment Shares tendered in payment thereof will have a basis equal to the Optionee's basis in the Disqualified Payment Shares plus any ordinary income recognized by the Optionee as a result of the disqualifying disposition. The number of shares of common stock received upon exercise of the ISO in excess of the number of Disqualified Payment Shares will have a basis equal to the amount of the exercise price of the ISO paid in cash (if any). The number of shares of common stock received upon exercise of the ISO, equal to the number of shares of Disqualified Payment Shares tendered, will have the same holding period on the date that the ISO is exercised as such Disqualified Payment Shares had on that date and the holding period of any additional shares of common stock received upon exercise of the ISO will begin on that date. For purposes of the two-year and one-year holding requirements relating to a disqualified disposition, however, the holding period of all shares received on exercise of the ISO will begin on the date the ISO is exercised.

Alternatively, if the exercise price of the ISO is funded by tendering shares of common stock owned by the Optionee other than Disqualified Payment Shares ("Qualified Payment Shares"), including shares of common stock received by the Optionee from exercise of a prior ISO that satisfied both the two-year and one-year holding requirements, shares of common stock acquired from exercise of a NQSO or otherwise as an Award, and shares of common stock purchased on the open market, then the following consequences occur. Under
Section 1036 of the Code, the Optionee will not recognize gain or loss on the tender of the previously owned Qualified Payment Shares. The number of new shares of common stock received upon exercise of the ISO, equal to the number of shares of Qualified Payment Shares tendered, will have the same basis as such Qualified Payment Shares had in the hands of the Optionee and the basis in any additional shares of common stock received will equal the exercise price paid in cash (if any). The number of shares of common stock received upon exercise of the ISO, equal to the number of shares of Qualified Payment Shares tendered, will have the same holding period on the date the ISO is exercised as such Qualified Payment Shares had on that date and the holding period of any additional shares of common stock received upon exercise of the ISO will begin on that date. For purposes of the two-year and one-year holding requirements relating to a disqualified disposition, however, the holding period of all shares received on exercise of the ISO will begin on the date the ISO is exercised.

                                   NQSOS

Upon exercise of a NQSO, an Optionee will recognize compensation taxed to him as ordinary income to the extent the fair market value of the acquired common stock on the date of exercise of the NQSO exceeds the aggregate exercise price paid for that common stock. The exercise of a NQSO entitles the Company to a tax deduction for the year in which the exercise occurred in the same amount as is includible in the income of the Optionee. Any gain or loss realized by an Optionee on subsequent disposition of the shares of common stock acquired by exercise of a NQSO generally is a capital gain or loss and does not result in any tax deduction to the Company.

If the Optionee pays all or a portion of the exercise price of a NQSO by tendering other shares of common stock he owns ("Payment Shares"), then the following consequences occur regardless if such Payment Shares are Disqualified Payment Shares, Qualified Payment Shares or otherwise. With respect to the number of shares of common stock received on exercise of the NQSO that exceeds the number of Payment Shares used to exercise the NQSO, the Optionee will recognize compensation taxed to him as ordinary income to the extent the fair market value of such shares of common stock on the date of exercise of the NQSO exceeds the aggregate exercise price paid in cash
(if any). Under Section 1036 of the Code, no income, gain or loss is recognized upon the exchange of Payment Shares for shares of common stock received upon the exercise of the NQSO to the extent of the number of Payment Shares tendered. The number of shares of common stock received upon exercise of the NQSO, equal to the number of shares of Payment Shares tendered, will have the same basis as such Payment Shares had in the hands of the Optionee. The basis of the Optionee in the number of any additional shares of common stock received upon exercise of the NQSO will equal the amount of the exercise price of the NQSO paid in cash plus any compensation income recognized by the Optionee. The number of shares received upon exercise of the NQSO, equal to the number of shares of Payment Shares tendered, will have the same holding period on the date that the NQSO is exercised as such Payment Shares had on that date and the holding period of any additional shares of common stock received upon exercise of the NQSO will begin on that date.

                    CASHLESS EXERCISE--ISOS AND NQSOS

If an Optionee exercises an ISO or NQSO through the cashless exercise method, the Optionee will authorize a broker designated by the Company to sell a specified number of the shares of common stock to be acquired by the Optionee on the exercise of the Option, having a then fair market value equal to the sum of the exercise price of the ISO or NQSO, as applicable, plus any transaction costs (the "Cashless Shares"). The remainder of the shares not sold (the "Non-Cashless Shares") will be delivered to the Optionee. An Optionee who uses the cashless exercise method will be treated as constructively receiving the full amount of shares of common stock that otherwise would be issued upon payment of the exercise price of the Option in cash, followed immediately by a sale of the Cashless Shares by the Optionee. In the case of an ISO, the cashless exercise method would result in a disqualifying disposition of the Cashless Shares with the tax consequences set forth above under "ISOs." In the case of a NQSO, the cashless exercise method would result in compensation to the Optionee with respect to both the Cashless Shares and Non-Cashless Shares as discussed above under "NQSOs." Since the Optionee's basis in the Cashless Shares that are received and simultaneously sold on exercise of the NQSO is equal to the sum of the exercise price and the compensation to the Optionee, no additional gain must be recognized by the Optionee upon the simultaneous sale of the Cashless Shares.

                                   SARS

A Participant has no taxable income, and the Company is not entitled to a deduction, at the time of the grant of an SAR. On exercise of an SAR, a Participant of an SAR will recognize compensation taxed as ordinary income in an amount equal to the cash received under the SAR.

                              RESTRICTED STOCK

A Participant who receives a grant of Restricted Stock will recognize compensation taxed as ordinary income equal to the excess of the fair market value of the Restricted Stock over the price paid for the Restricted Stock (a) as of the date of grant, if an election is properly made by the Participant under Section 83(b) of the Code, or (b) at the time the restrictions lapse, absent a proper election by the Participant under Section 83(b) of the Code. If the Participant makes a proper election under Section 83(b) of the Code, no additional income will be recognized by the Participant when the restrictions lapse. If, however, the shares of Restricted Stock are forfeited after a proper election under Section 83(b) of the Code is made by the Participant, no loss may be recognized. Any compensation income recognized by the Participant with respect to the Restricted Stock will be added to the Participant's basis in the Restricted Stock. Gain or loss recognized by a Participant upon a disposition of the shares of Restricted Stock will be capital gain or loss, taxed as long-term capital gain or loss if the Restricted Stock has been held by the Participant for more than one year. The one-year holding period commences on the date the restrictions lapse or, if a proper election is made by the Participant under Section 83(b) of the Code, when the Restricted Stock is granted. The Participant must file any Section 83(b) election with the Internal Revenue Service not later than 30 days after the date of grant of the Restricted Stock. Each Participant who receives a grant of Restricted Stock is urged to consult his or her own tax advisor with respect to whether an election should be made under Section 83(b) of the Code and the manner of making a proper election. The granting of an SAR or Restricted Stock entitles the Company to a tax deduction for the year in which the compensation income is recognized by the Participant in the same amount as is includible in the income of the Participant.

                 PERFORMANCE AWARDS AND OTHER STOCK-BASED AWARDS

Under Section 83(a) of the Code, a Participant who receives a grant of a Performance Award or other form of stock-based incentive award that constitutes property and is payable in cash or common stock will recognize compensation taxed as ordinary income generally when such cash or common stock is received equal to the amount of cash or the excess (if any) of the fair market value of common stock over the exercise price. If the common stock is Restricted Stock or otherwise subject to forfeiture, then generally such common stock is taxed as set forth above for Restricted Stock.

The tax status of the Performance Awards and other forms of stock-based incentive awards will depend on the nature of such Awards and their specific terms and conditions.

Under certain circumstances, the Company's tax deductions may be limited under Section 162(m) of the Code.

The foregoing statements are based upon present United States federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.


                   INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows the Company to "incorporate by reference" the information the Company files with it, which means that the Company can disclose important information without re-printing the information in this Information Statement by referring to prior and future filings with the SEC. The information that is incorporated by reference is an important part of this Information Statement, and later information that is filed with the SEC will automatically update and supersede this information.

The Company incorporates by reference the following documents filed by the Company pursuant to the Exchange Act, the Company's: (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2001; (ii) Quarterly Report on Form 10-Q for the three month period ended March 31, 2002; (iii) for the six month period ended June 30, 2002; and (iv) any future filings the Company makes with the SEC. Copies of these filings (other than an exhibit to any of these filings unless such exhibit is specifically incorporated by reference into the filing) may be requested, at no cost, by writing or telephoning the Company at the following address:

Op-Tech Environmental Services, Inc.
6392 Deere Road
Syracuse, New York 13206
Telephone No.: 315/463-1643

The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide different information. It should not be assumed that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.


                                OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those set forth in the foregoing Notice of Annual Meeting.

Stockholders' Proposals

From time to time, stockholders present proposals which may be proper subjects for inclusion in the Information Statement and for consideration at the Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 2003 Annual Meeting must be received by the Company no later than February 15, 2003.

                                     ANNEX A

                       OP-TECH ENVIRONMENTAL SERVICES, INC.
                                2002 OMNIBUS PLAN

1.     Purposes of the Plan

The 2002 Omnibus Plan ("Plan") maintained by Op-Tech Environmental Services Inc. ("Company") is intended to promote the growth and general prosperity of the Company by offering incentives to its key employees who are primarily responsible for the growth of the Company and to attract and retain qualified employees and thereby benefit its shareholders based on the growth of the Company. Awards granted under the Plan may be (a) stock options ("Options") which may be designated as (i) Incentive Stock Options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or (ii) Nonqualified Stock Options ("NQSOs") not intended to so qualify; (b) stock appreciation rights ("SARs"); (c) restricted stock awards ("Restricted Stock"); (d) performance awards ("Performance Awards"); or (e) other forms of stock-based incentive awards, as hereinafter defined (collectively, "Awards").

2.     Shares of Stock Subject to the Plan

The shares of stock with respect to which the Awards may be granted shall be the common stock, par value at $0.01 of the Company ("Common Stock"). Shares delivered upon exercise of the Awards, at the election of the Board of Directors of the Company, may be stock that is authorized but previously unissued or stock reacquired by the Company or both. Subject to the provisions of Section 14, the maximum number of shares with respect to which the Awards may be granted under the Plan shall not exceed 1,000,000 shares of Common Stock; provided, however, that such number of shares of Common Stock may also be subject to adjustment, from time to time, at the discretion of the Board of Directors of the Company. Any shares subject to an Award under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan provided, however, that forfeited Common Stock or other securities shall not be available for further Awards if the participant has realized any benefits of ownership from such Common Stock.

3.     Administration

The Plan shall be administered by a designated Omnibus Committee:
("Committee") composed of not less than two members of the Board of Directors of the Company, all of whom shall be ineligible to participate in the Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3 promulgated by the Securities and Exchange Commission. Subject to the provisions of the Plan the Committee shall have full discretion and the exclusive power (i) to determine the directors, employees, consultants and advisors to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical); (ii) to construe the Plan and Options granted hereunder; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and (iv) to make all other determination necessary or advisable for administering the Plan.

Without limiting the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option for a period of one (1) year (unless waived by the Company) following the date of acquisition of such Shares and (ii) that in the event of termination of directorship or employment (or in case of a consultant or advisor, engagement by Company or any subsidiary corporation or parent corporation of the Company) of participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called to utilize special knowledge obtained through directorship or employment (or in the case of a consultant or advisor, engagement) with or by the Company or any subsidiary corporation or parent corporation thereof.

The interpretation of and application by the Committee of any provision of the Plan shall be final and conclusive. The Committee may in its discretion establish such rules and guidelines relating to the Plan, as it may deem desirable.

The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder.


4.     Eligibility

The individuals who shall be eligible to participate in the Plan shall be directors, officers, employees, consultants and advisors of the Company, or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, as the Committee may from time to time determine. An employee who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.

5.     Stock Options

The Committee may grant Options, as follows, which may be designated as (i) NQSOs or (ii) ISOs intended to qualify under Code Section 422:

(a)	Nonqualified Stock Options.  An NQSO is a right to purchase a specified number of shares of Common Stock during such specified time as the Committee may determine, not to exceed ten (10) years, at a price determined by the Committee that, unless deemed otherwise by the Committee, is not less than the fair market value of the Common Stock on the date the option is granted.

(i)	The purchase price of the Common Stock subject to the NQSO may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan=s purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

(ii)	Without limiting the foregoing, to the extent permitted by law,
(including relevant state law), (A) the Committee may agree to accept, as full or partial payment of the purchase price of Common Stock issued upon the exercise of the NQSO, a promissory note of the person exercising the NQSO evidencing the person=s obligation to make future cash payments to the Company, which promissory note shall be payable as determined by the Company (but in no event later than five (5) years after the date thereof), shall be secured by a pledge of the shares of Common Stock purchased and shall bear interest at a rate established by the Committee and (B) the Committee may also permit the person exercising the NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the Purchase price of such Common
Stock.

(b)	Incentive Stock Options.  An ISO is an Award in the form of an Option to purchase Common Stock that complies with the requirements of Code Section
422 or any successor section.

(i)	The aggregate fair market value (determined at the time of the grant of the Award) of the shares of Common Stock subject to ISOs which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000. To the extent that ISOs granted to an employee exceed the limitation set forth in the preceding sentence, ISOs granted last shall be treated as NQSOs.

(ii)	No ISO may be granted under this Plan on or after the tenth
anniversary of the date this Plan is adopted or the date stockholders approve this Plan, whichever is earlier.

(iii)	No ISO may be exercisable more than:

(A)	in the case of an employee who is not a Ten Percent
Stockholder, within the meaning of Code Section 422, on the date the ISO is granted; ten (10) years after the date the ISO is granted; and

(B)	in the case of an employee who is a Ten Percent Stockholder, within the meaning of Code Section 422, on the date the ISO is granted, five (5) years after the date the ISO is granted.

(iv)	The exercise price of any ISO shall be determined by the Committee and shall be no less than:

(A)	in the case of an employee who is not a Ten Percent
Stockholder, on the date the ISO is granted, the fair market value of the Common Stock subject to the ISO on such date, and

(B)	in the case of an employee who is a Ten Percent Stockholder, on the date the ISO is granted, not less than 110 percent of the fair market value of the Common Stock subject to the ISO on such date.

(v)	The Committee may provide that the option price under an ISO may be paid by one or more of the methods available for paying the option price of an NQSO.

6.	Stock Appreciation Rights

An SAR is a right to receive, upon surrender of the right, but without payment, an amount payable in cash.

(i)	The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the fair market value of a share of Common Stock on the date the SAR is granted.

(ii)	In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the SAR is granted.

(iii)	The Committee shall establish the applicable percentage and exercise price at the time the SAR is granted.

7.	Restricted Stock

Restricted Stock is Common Stock of the Company that is issued to a participant at a price determined by the Committee, which price per share may not be less than the par value of the Common Stock, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

8.	Performance Awards

A Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Stock (including without limitation, Restricted Stock), other securities or other Awards and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

9.	Other Stock-Based Incentive Awards

The Committee may from time to time grant Awards under this Plan that provide the participant with the right to purchase Common Stock or that are valued by reference to the fair market value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company), provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee will determine the price of any Award and may accept any lawful consideration.

10.	Price and Payment

If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check

11.	Exercise of Options

Options granted under the Plan may be exercised by an optionee only while the employee is and, continuously since the date the Option was granted, has been an employee of the Company or one of its subsidiaries, except that (i) if the optionee's termination of employment is other than for deliberate, willful or gross misconduct, any Options held by the optionee may be exercised, to the extent then exercisable, for a period of three months after the date of such termination of employment; (ii) if such termination of employment is by reason of retirement or disability, any Options held by the optionee at the time of retirement or disability will be exercisable for a period of 12 months after the date of such termination of employment; (iii) in the event of death after termination of employment pursuant to (i) or (ii) above, the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution shall have a period of three years from the date of termination of the optionee's employment to exercise any Options which the optionee could have exercised during such period; and (iv) in the event of the death of an optionee while employed, any Options then held by the optionee shall become fully and immediately exercisable and may be exercised by the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution for a period of three years after the optionee's death. In no event, however, shall any Option be exercisable after the date specified in Section 5, as applicable.

An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the option agreement pursuant to which the Option was granted.

12.	Award Agreements

Each Award granted under the Plan shall be evidenced by an Award agreement between the employee to whom the Award is granted and the Company, setting forth the number of shares of Common Stock, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not consistent with the Plan as the Committee may deem appropriate.

13.	Tax Withholding

The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company or any subsidiary to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide (i) in the case of Awards paid in shares of Common Stock, that the person receiving the Award may satisfy the withholding obligation by instructing the Company to withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy such withholding obligation and (ii) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the participant. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until sufficient payment of that liability has been accumulated.

14.	Change of Control and Limited Rights

For the purpose of the Plan, a "Change of Control" affecting the Company shall be deemed to have taken place upon (i) the acquisition by a third person, including a "group" as defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, of shares of the Company having 51% or more of the total number of votes that may be cast for the election of Directors of the Company; (ii) shareholder approval of a transaction for the acquisition of the Company, or substantially all of its assets by another entity or for a merger, reorganization, consolidation or other business combination to which the Company is a part; or (iii) the election during any period of 24 months or less of 50% or more of the Directors of the Company where such Directors were not in office immediately prior to such period provided, however, that no "Change of Control" shall be deemed to have taken place if the Directors of the Company in office on the date of adoption of the Plan, or their successors in office nominated by such Directors, affirmatively approve a resolution to such effect.

In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any participant to the contrary, all Awards that have not expired and which are then held by any participant (or the person or persons to whom any deceased participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

A limited right may be awarded by the Committee in connection with any Option granted under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. A limited right may be granted either at the time the Option is granted or thereafter at any time prior to the cancellation, exercise, forfeiture, termination or expiration of the Option.
A limited right may be exercised only during the 60-day period beginning on a Change of Control of the Company. Notwithstanding the provisions of the immediately preceding sentences, no limited right may be exercised by an employee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, until the expiration of six months from the date of grant of the limited right.

Upon the exercise of limited rights, the participant shall receive in cash an amount equal to the product computed by multiplying (i) the excess of (a) the highest fair market value per share of Common Stock during the 60-day period ending on the date the limited right is exercised (or, if greater, the price offered for a share of Common Stock pursuant to a tender offer pending during such period) over (b) the Option price per share of Common Stock at which the related Option is exercisable by (ii) the number of shares of Common Stock with respect to which the limited right is being exercised. Notwithstanding the foregoing, in case of a limited right granted in respect of an ISO, the holder may not receive an amount in excess of such amount as will enable such Option to qualify as an ISO.

Upon exercise of a limited right, such related Option and any related SAR shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such limited right is exercised. Upon the exercise or termination of a related Option, the limited right with respect to such related Option shall terminate to the extent of the shares of Common Stock with respect to which the related Option was exercised or terminated.

15.	Dilution or Other Adjustment

If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Board of Directors of the Company shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder. In the case of any ISO, such action shall be taken only in the manner and to the extent permitted by Sections 422 and 424 of the Code. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding Options, in the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and in the aggregate number of shares with respect to which Awards may be granted. In the case of any ISO, any such adjustment in the shares or other securities subject to the ISO (including any adjustment in the Option price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code.

16.	Assignability

No Award granted under this Plan shall be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and Awards shall be exercisable during the employee's lifetime only by the employee.

17.	Amendment or Termination

The Board of Directors of the Company may at any time amend, suspend or terminate the Plan provided, however, that (i) no change in any Awards previously granted may be made without the consent of the holder thereof,
(ii) no amendment (other than an amendment authorized by Section 15) may be made increasing the aggregate number of shares of the Common Stock with respect to which Awards may be granted, reducing the minimum option price at which Options may be granted, extending the maximum period during which Awards may be exercised or changing the class of employees eligible to receive Awards hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

18.	General Provisions

No Awards may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

Absence on leave approved by a duly constituted officer of the Company or any of its subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to an employee while he or she is absent on leave.

No Award recipient shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

Nothing contained in the Plan or in Awards granted thereunder shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks or forfeiture as the Committee may determine at the time such Award is granted.

19.	Effective Date

The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan shall be null and void and the Company shall have no liability thereunder. No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.

20.	Termination

No Award may be granted under the Plan on or after the date which is ten (10) years following the effective date specified in Section 19, but Awards previously granted may be exercised in accordance with their terms.

21.	Governing Law

The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, from time to time obtaining, without giving effect to conflict of law principles thereof.

<END>